POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.
The Calvert Fund	Calvert Management Series

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ D. Wayne Silby
Date	Signature

/s/ Traci L. Goldt	D. Wayne SIlby
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.
The Calvert Fund	Calvert Management Series

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ John G. Guffey
Date	Signature

/s/ Traci L. Goldt	John G. Guffey, Jr.
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Impact Fund, Inc.
Calvert Responsible Index Series, Inc.	Calvert World Values Fund, Inc.
Calvert SAGE Fund	The Calvert Fund
Calvert Management Series	Calvert Variable Products, Inc.
Calvert Variable Series, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ John H. Streur
Date	Signature

/s/ Traci Goldt	John H. Streur
Witness Signature	Name of Trustee/Director and Officer

Traci Goldt
Witness Name (Printed)

Calvert Social Investment Fund

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Trustee
Witness Name (Printed)

Calvert Impact Fund, Inc.

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert Responsible Index Series, Inc.

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert World Values Fund, Inc.

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

The Calvert Fund

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert Management Series

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert SAGE Fund

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert Variable Products, Inc.

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

Calvert Variable Series, Inc.

/s/ Traci Goldt	BY: /s/ John H. Streur
Witness Signature	John H. Streur
Traci Goldt	President and Director
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Impact Fund, Inc.
Calvert Responsible Index Series, Inc.	Calvert World Values Fund, Inc.
Calvert SAGE Fund	The Calvert Fund
Calvert Management Series	Calvert Variable Products, Inc.
Calvert Variable Series, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Vicki Benjamin
Date	Signature

/s/ Traci L. Goldt	Vicki L. Benjamin
Witness Signature	Name of Trustee/Director and Officer

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Rebecca Adamson
Date	Signature

/s/ Traci L. Goldt	Rebecca Adamson
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.
The Calvert Fund	Calvert Management Series

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Richard Baird
Date	Signature

/s/ Traci L. Goldt	Richard L. Baird, Jr.
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Joy Vida Jones
Date	Signature

/s/ Traci L. Goldt	Joy Vida Jones
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Terrence Mollner
Date	Signature

/s/ Rebecca Adamson	Terrence J. Mollner
Witness Signature	Name of Trustee

Rebecca Adamson
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Sydney A. Morris
Date	Signature

/s/ John G. Guffey	Sydney Morris
Witness Signature	Name of Trustee

John G. Guffey
Witness Name (Printed)

POWER OF ATTORNEY
The undersigned whose signature appears below (the “Principal”) hereby constitutes and appoints Robert D. Benson, Lancelot A. King and Andrew K. Niebler, and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants”) to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:

Calvert Social Investment Fund	Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.	Calvert World Values Fund, Inc.

The undersigned person has executed this Power of Attorney in the capacity and on the date indicated below.

12/8/15	/s/ Miles D. Harper
Date	Signature

/s/ Traci L. Goldt	Miles D. Harper, III
Witness Signature	Name of Trustee

Traci L. Goldt
Witness Name (Printed)

BOARD RESOLUTION FOR POWER OF ATTORNEY

RESOLVED, that the proposed Power of Attorney, in substantially the form presented to this meeting, constituting and appointing Robert D. Benson, Lancelot A. King and Andrew K. Niebler (each with full power to act alone) as attorneys-in-fact and agents for (i) each of the Directors, Trustees, principal executive officer and principal financial officer of the investment companies that are listed in the proposed Power of Attorney (each of such investment companies, a “Calvert Company”); and (ii) each of the Calvert Companies, for the purpose of executing and filing for and on behalf of the Calvert Companies all requisite papers and documents with the U.S. Securities and Exchange Commission and the offices of the securities administrators of the states and similar jurisdictions of the United States to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, is hereby approved and may be executed by each designated Director/Trustee, officer and Calvert Company.